EXHIBIT 99.1
------------


                                  $120,555,000
                                  (Approximate)
                                  GSR 2003-11F
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates




Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------
                   Approximate        Initial        Initial       Estimated       Principal
                    Principal         Credit       Pass-Through    Avg. Life    Payment Window      Moody's/S&P
 Certificates        Balance        Support(1)       Rate (2)      (yrs) (3)        (3)(4)        Expected Rating
------------------------------------------------------------------------------------------------------------------
A-1                $105,486,000       12.50%           [ ]%          3.53         11/03-2/15          Aaa/AAA
M-1                  $5,123,000        8.25%           [ ]%          6.82         11/06-2/15          Aa2/AA
M-2                  $3,918,000        5.00%           [ ]%          6.82         11/06-2/15           A2/A
B-1                  $3,315,000        2.25%           [ ]%          6.82         11/06-2/15         Baa2/BBB
B-2                  $2,713,000        0.00%           [ ]%          6.47         11/06-2/15          Ba2/BB
   Total           $120,555,000 (5)
------------------------------------------------------------------------------------------------------------------


(1) Assuming initial overcollaterialization of 0.00% building to a target of 1.10% of the aggregate scheduled principal balance as of the Cut-off Date.

(2) See the Definitions section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(4) The Stated Final Maturity Date for the Certificates is the Distribution Date in July 2033.

(5) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 10%.



Selected Mortgage Pool Data (6)
-------------------------------

------------------------------------------------------------------------------
                                                                Total
------------------------------------------------------------------------------
Scheduled Principal Balance:                               $120,555,754
Number of Mortgage Loans:                                         1,039
Average Actual Principal Balance:                              $116,031
Weighted Average Gross Current Rate:                             6.239%
Weighted Average Net Rate(7):                                    5.879%
Weighted Average FICO Score(8):                                     645
Weighted Average Current Amortized LTV Ratio(9):                 89.39%
Weighted Average Stated Remaining Term (months):                    331
Weighted Average Seasoning (months):                                 14
------------------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.

(7)   Net Rate represents Gross Current Rate less Servicing and Trustee fees.

(8)   89% of the loans have FICO scores updated as of June 2003.

(9) Current Amortized LTV is defined as the current scheduled balance divided by property value.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

|_| The mortgage loans in the transaction consist of Alt-A, fixed rate, first lien residential mortgage loans (the "Mortgage Loans") acquired from Bank of America, N.A. ("B of A") (approximately 88.23% of the Mortgage Loans by Cut-off Date scheduled principal balance) and Wells Fargo Home Mortgage, Inc. ("Wells") (approximately 11.77% of the Mortgage Loans by Cut-off Date scheduled principal balance).

|_| As of October 1, 2003, approximately 96.49% of the Mortgage Loans by Cut-off Date scheduled principal balance are current and approximately 3.51% of the Mortgage Loans by Cut-off Date scheduled principal balance are 30-59 days delinquent.

|_|   The Mortgage Loans will be serviced by B of A and Wells.

|_| Credit support for the Certificates will be provided through excess spread, overcollateralization, and subordination.

|_| The transaction will be modeled on Intex as "GSR0311F" and on Bloomberg as "GSR 2003-11F".

|_| The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected
Closing Date:         October 28, 2003

Cut-off Date:         October 1, 2003

Expected
Pricing Date:         On or before October 21, 2003

First Distribution
Date:                 November 25, 2003


Key Terms
---------

Offered Certificates: Class A-1, Class M-1, Class M-2, Class B-1, and Class B-2
                      Certificates

Class M Certificates: Class M-1 and Class M-2 Certificates

Class B Certificates: Class B-1 and Class B-2 Certificates

Manager:              Goldman, Sachs & Co.

Depositor:            GS Mortgage Securities Corp.

Servicers:            Bank of America, N.A. and Wells Fargo Home Mortgage, Inc.

Trustee:              JPMorgan Chase Bank

Servicing Fee Rate:   35 bps

Trustee Fee Rate:     1 bp

Distribution Date:    25th day of the month or the following Business Day

Record Date:          For any Distribution Date, the last Business Day of the
                      accrual period

Delay Days:           24 days delay on all certificates

Day Count:            30/360 basis

Interest Accrual:     The calendar month preceding the month in which such
                      Distribution Date occurs

Pricing Prepayment
Assumption:           30% CPR for loans with gross WAC greater than or equal to
                      6.00%
                      10% CPR for loans with gross WAC less than 6.00%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:        The initial weighted average net coupon of the mortgage
                      pool will be greater than the interest rate on the Offered
                      Certificates, resulting in excess cash flow calculated in the following manner:

                      Initial Gross WAC:                         6.239%

                        Less Fees & Expenses (1):                0.360%

                      Net WAC:                                   5.879%

                        Less Initial Weighted Average
                        Certificate Coupon:                      4.595%

                      Initial Excess Spread:                     1.284%

                        (1)   Includes the Servicing Fee and Trustee Fee.

Advancing:            Each Servicer will advance principal and interest in
                      respect of all loans it services.

Compensating
Interest:             B of A will provide Compensating Interest with respect to
                      the Mortgage Loans it services in an amount equal to the lesser of (A) the aggregate of the Prepayment Interest
                      Shortfalls on the Mortgage Loans for the related
                      Distribution Date resulting from principal prepayments on the applicable Mortgage Loans during the related prepayment period and (B) the applicable aggregate
                      Servicing Fee received for the related Distribution Date.

                      Wells will provide Compensating Interest with respect to the Mortgage Loans serviced by it in an amount equal to the aggregate of the Prepayment Interest Shortfalls on the Mortgage Loans for the related Distribution Date resulting from principal prepayments on the applicable Mortgage Loans during the related prepayment period.

Optional
Clean-up Call:        The transaction has a 10% optional clean-up call.

Rating Agencies:      Moody's Investors Service, Inc. and Standard & Poor's
                      Ratings Group

Minimum Denomination: Class A-1 Certificates - $25,000
                      Class M Certificates and Class B Certificates - $250,000

Legal Investment:     The Offered Certificates are SMMEA eligible at settlement

ERISA Eligible:       Underwriter's exemption is expected to apply to the Class
                      A-1, Class M-1, Class M-2 and Class B-1 Certificates only.
                      However, prospective purchasers should consult their own counsel.

Tax Treatment:        All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:           The Offered Certificates will be offered pursuant to a
                      prospectus supplemented by a prospectus supplement
                      (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the underlying
                      Mortgage Loans will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                      Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all Offered Certificates, at the applicable pass-through rates that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class of Offered Certificates will be reduced by prepayment interest shortfalls not covered by Compensating Interest and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Date.


Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cashflow from the Mortgage Loans, (2) overcollateralization and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount on such Distribution Date) by (y) the scheduled principal balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs.

Step-Down Date. The earlier of (A) the date on which the aggregate Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero and (B) the later to occur of:

(x)  the Distribution Date occurring in November 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A-1 Certificates is greater than or equal to 27.20%.


-------------------------------------------------------------------------------
          Class             Initial Subordination         Step-Down Date
                                 Percentage*               Percentage**
-------------------------------------------------------------------------------
           A-1                      12.50%                    27.20%
-------------------------------------------------------------------------------
           M-1                       8.25%                    18.70%
-------------------------------------------------------------------------------
           M-2                       5.00%                    12.20%
-------------------------------------------------------------------------------
           B-1                       2.25%                     6.70%
-------------------------------------------------------------------------------
           B-2                       0.00%                     2.20%
-------------------------------------------------------------------------------

*    % of original collateral balance (assuming building to OC target of 1.10%)

**   % of collateral balance as of each Distribution Date


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 50.0% of the prior period's senior enhancement percentage to be specified in the Prospectus (The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the percentages set forth below:

---------------------------------------- ------------------------------------------------------------------------
          Distribution Dates                               Cumulative Realized Loss Percentage
---------------------------------------- ------------------------------------------------------------------------
     November 2006 - October 2007                 1.00% for the first month, plus an additional 1/12th
                                                           of 1.00% for each month thereafter,
---------------------------------------- ------------------------------------------------------------------------
     November 2007 - October 2008                 2.00% for the first month, plus an additional 1/12th
                                                           of 0.50% for each month thereafter,
---------------------------------------- ------------------------------------------------------------------------
     November 2008 - October 2009                 2.50% for the first month, plus an additional 1/12th
                                                           of 0.25% for each month thereafter,
---------------------------------------- ------------------------------------------------------------------------
     November 2009 - October 2010                 2.75% for the first month, plus an additional 1/12th
                                                           of 0.25% for each month thereafter,
---------------------------------------- ------------------------------------------------------------------------
        November 2010 and after                                           3.00%
---------------------------------------- ------------------------------------------------------------------------

Step-Up Pass-Through Rates. For all Offered Certificates the pass-through rate will increase after the Optional Clean-up Call is first exerciseable, if the call is not exercised. The pass-through rate for the Class A-1 Certificates will increase by 0.50% and the pass-through rates for the Class M and Class B Certificates will increase by 0.50%.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. A per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the first day of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an 30/360 day count basis).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of Offered Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(a) to the Class A-1 Certificates, its Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(b) to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(c) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.


Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Class M Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof has been reduced to zero, and

(c) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.


On each Distribution Date (a) on and after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A-1 Certificates, the lesser of the Principal Distribution Amount and the Class A-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(c) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(d) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(e) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (v) any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, and

      (vi) sequentially, to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Once realized losses are allocated to the Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, in such order, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

Interest Remittance Amount. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and Trustee Fee.

Accrued Certificate Interest. For any Distribution Date on each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal received by each servicer on or prior to the related determination date or advanced by the Servicers with respect to such Distribution Date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month in which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds, and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any Mortgage Loans with respect to which the repurchase obligation arose during the month prior to the month in which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

      (v) the principal portion of the termination price if the Optional Clean-Up Call is exercised.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans (less Servicing Fee and Trustee Fee) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the Overcollateralization Deficiency Amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date is the excess, if any, of
(i) the actual overcollateralization, over (ii) the Target Overcollateralization Amount for such Distribution Date.

Overcollateralization Deficiency Amount. For any Distribution Date is the excess, if any, of (i) the Target Overcollateralization Amount, over (ii) the actual overcollateralization for such Distribution Date.

Target Overcollateralization Amount: For any Distribution Date, (i) prior to the Step-down Date, 1.10% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date, or (ii) on and after the Step-down Date, the greater of (x) 2.20% of the aggregate scheduled principal balance of the Mortgage Loans as of the first day of the month in which such Distribution Date occurs, and (y) 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date provided that upon the occurrence and during the continuance of a Trigger Event, the Target Overcollateralization Amount will equal the Target Overcollateralization Amount as of the immediately preceding Distribution Date.

Class A-1 Principal Distribution Amount. On and after the Step-Down Date, and if no Trigger Event is in effect, an amount equal to the excess of:

(x) the aggregate Certificate Principal Balance of the Class A-1 Certificates immediately prior to such Distribution Date, over

(y)   the lesser of:

      (a) the product of (i) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date and (ii) approximately 72.80%, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-1 Principal Distribution Amount. On and after the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x)   the sum of:

      (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date), and

      (b) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over


(y)   the lesser of:

      (a) the product of (i) approximately 81.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Principal Distribution Amount. On and after the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x)   the sum of:

      (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date), and

      (b) the aggregate Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and

      (c) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over


(y)   the lesser of:

      (c) the product of (i) approximately 87.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

      (d) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.


Class B-1 Principal Distribution Amount. On and after the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x)   the sum of:

      (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date),

      (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

      (c) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and

      (d) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over


(y)   the lesser of:

      (a) the product of (i) approximately 93.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. On and after the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x)   the sum of:

      (a) the aggregate Certificate Principal Balance of the Class A-1 Certificates (after taking into account the payment of the Class A-1 Principal Distribution Amount on such Distribution Date),

      (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date),

      (c) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date),

      (d) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date),

      (e) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over


(y)   the lesser of:

      (a) the product of (i) approximately 97.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and

      (b) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over the product of
            (i) 0.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off date.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans (All Collateral)


Actual Principal Balance:                            $120,555,754
Number of Mortgage Loans:                                   1,039
Average Actual Principal Balance:                        $116,031
Weighted Average Gross Coupon:                             6.239%
Weighted Average Net Coupon:                               5.879%
Weighted Average FICO Score:                                  645
Weighted Average Current Amortized LTV Ratio:              89.39%
Weighted Average Stated Remaining Term (months):              331
Weighted Average Seasoning (months):                           14



                  Distribution by Current Principal Balance

                                     Aggregate
                       Number Of     Principal    Pct Of Mort                                  Average     Weighted Avg
 Current Principal     Mortgage       Balance     Pool By Agg                 Weighted Avg    Principal       Current      Pct Owner
      Balance            Loans      Outstanding     Prin Bal    Gross Coupon      FICO         Balance     Amortized LTV   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below           60       $  2,253,189       1.87%        6.786%         646         $  37,553        84.22%       85.07%
$50,001 - $75,000        141          9,119,457       7.56         6.495          639            64,677        88.50        95.91
$75,001 - $100,000       279         24,614,276      20.42         6.028          644            88,223        90.96        97.94
$100,001 - $125,000      284         31,465,418      26.10         5.978          644           110,794        91.59        97.87
$125,001 - $150,000       97         13,280,311      11.02         6.371          660           136,910        89.56        98.88
$150,001 - $200,000       97         16,542,284      13.72         6.386          642           170,539        89.59        95.54
$200,001 - $250,000       37          8,178,948       6.78         6.326          645           221,053        86.58        94.33
$250,001 - $300,000       14          3,988,162       3.31         6.301          646           284,869        87.25       100.00
$300,001 - $350,000       12          3,921,937       3.25         6.903          647           326,828        90.22        91.73
$350,001 & Above          18          7,191,772       5.97         6.536          639           399,543        80.27        94.77
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================



                            Distribution by Servicer

                                     Aggregate
                     Number Of       Principal      Pct Of Mort                               Average     Weighted Avg
                     Mortgage         Balance       Pool By Agg     Gross      Weighted      Principal       Current       Pct Owner
     Servicer          Loans        Outstanding      Prin Bal      Coupon      Avg FICO       Balance     Amortized LTV    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Bank of America          930       $106,366,874      88.23%        6.085%         643         $ 114,373        90.68%       97.71%
Wells Fargo              109         14,188,880      11.77         7.400          657           130,173        79.69        89.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                     Aggregate                                                               Weighted
                      Number Of      Principal     Pct Of Mort                                 Average     Avg Current
                       Mortgage       Balance      Pool By Agg                   Weighted     Principal     Amortized     Pct Owner
    Current Rate        Loans       Outstanding      Prin Bal    Gross Coupon    Avg FICO      Balance         LTV        Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.99% & Below           429       $ 47,127,974      39.09%        5.448%         650         $ 109,855        91.53%       98.37%
 6.00- 6.49%             256         30,470,165      25.27         6.162          648           119,024        90.02        98.02
 6.50- 7.99%             176         21,885,881      18.15         6.730          641           124,352        86.57        96.45
 7.00- 7.49%              87         11,291,336       9.37         7.155          632           129,785        86.19        93.38
 7.50- 7.99%              35          4,458,031       3.70         7.617          639           127,372        84.08        89.48
 8.00- 8.49%              21          2,109,512       1.75         8.222          648           100,453        88.30       100.00
 8.50- 8.99%              25          2,419,136       2.01         8.599          640            96,765        89.44        77.72
 9.00%& Above             10            793,720       0.66         9.430          611            79,372        93.75        95.32
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL                 1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================



                              Distribution by FICO

                                     Aggregate                                                                Weighted
                     Number Of       Principal     Pct Of Mort                                  Average     Avg Current
                     Mortgage         Balance      Pool By Agg                 Weighted Avg    Principal     Amortized     Pct Owner
     FICO              Loans        Outstanding     Prin Bal   Gross Coupon       FICO          Balance         LTV        Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above               17       $  1,797,882       1.49%        6.752%         766         $ 105,758        73.22%       87.68%
720-739                   14          1,809,753       1.50         6.491          730           129,268        86.27        84.02
700-719                   11          1,469,207       1.22         7.027          706           133,564        80.53        94.53
680-699                  212         26,054,138      21.61         6.103          689           122,897        89.51        96.38
660-679                  199         22,627,467      18.77         6.156          670           113,706        90.15        93.65
640-659                  176         20,102,967      16.68         6.186          650           114,221        89.80        97.57
620-639                  139         15,555,654      12.90         6.160          630           111,911        89.06        97.13
600-619                   93         10,009,171       8.30         6.257          609           107,625        90.63        99.68
580-599                   71          7,518,535       6.24         6.173          589           105,895        91.51       100.00
560-579                   49          6,571,728       5.45         6.579          569           134,117        88.74       100.00
540-559                   30          4,069,705       3.38         6.546          555           135,657        90.73       100.00
539 & Below               28          2,969,546       2.46         6.926          509           106,055        87.56       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%      96.73%
====================================================================================================================================



                      Distribution by Current Amortized LTV


                                    Aggregate
                     Number Of      Principal     Pct Of Mort                                  Average     Weighted Avg
     Current         Mortgage        Balance      Pool By Agg                 Weighted Avg    Principal       Current      Pct Owner
  Amortized LTV        Loans       Outstanding     Prin Bal     Gross Coupon      FICO         Balance     Amortized LTV   Occupied
------------------------------------------------------------------------------------------------------------------------------------
70.00% & Below            34       $  4,133,630       3.43%        6.948%         650         $ 121,577        57.84%       80.82%
70.01 - 80.00%            37          5,977,165       4.96         6.786          657           161,545        75.86        93.37
80.01 - 85.00%           129         14,302,751      11.86         6.369          643           110,874        82.84        96.83
85.01 - 90.00%           261         31,822,251      26.40         6.288          648           121,924        87.96        93.04
90.01 - 95.00%           280         31,501,663      26.13         6.194          647           112,506        93.31        99.75
95.01 - 100.00%          296         32,601,243      27.04         5.983          638           110,139        96.25       100.00
100.01 -105.00%            2            217,051       0.18         7.145          598           108,525        103.91      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   Distribution by Primary Mortgage Insurance

                                     Aggregate                                                                Weighted
                      Number Of      Principal     Pct Of Mort                                 Average      Avg Current
  Primary Mortgage    Mortgage        Balance      Pool By Agg                  Weighted      Principal      Amortized     Pct Owner
     Insurance          Loans       Outstanding      Prin Bal    Gross Coupon   Avg FICO       Balance          LTV        Occupied
------------------------------------------------------------------------------------------------------------------------------------
Over 80 No MI            543       $ 56,259,123      46.67%        5.882%         643         $ 103,608        92.19%       98.94%
GE                       138         17,089,320      14.18         6.233          648           123,836        90.34        98.46
UNITED                   103         13,542,289      11.23         6.553          646           131,479        90.28        93.40
RMIC                      90         11,347,280       9.41         6.446          652           126,081        89.92        95.40
UNDER 80                  68         10,052,145       8.34         6.846          654           147,826        68.51        88.17
MGIC                      45          5,898,529       4.89         7.131          618           131,078        92.28        96.03
PMI                       45          5,738,383       4.76         6.363          650           127,520        89.25        99.01
TRIAD                      3            246,528       0.20         7.846          678            82,176        92.73        72.80
COMMONWEALTH               2            200,493       0.17        10.250          645           100,247        95.06       100.00
RADIAN                     2            181,664       0.15         8.057          664            90,832        85.29        35.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================



                          Distribution by Loan Purpose

                                     Aggregate                                                                Weighted
                      Number Of      Principal     Pct Of Mort                                 Average      Avg Current
                      Mortgage        Balance      Pool By Agg                  Weighted      Principal      Amortized     Pct Owner
    Loan Purpose        Loans       Outstanding      Prin Bal    Gross Coupon   Avg FICO       Balance          LTV        Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase or
 Construction to Perm    821       $ 92,618,448      76.83%        6.200%         643         $ 112,812        91.47%       97.11%
Rate/Term Refinance      153         18,986,963      15.75         6.112          648           124,098        85.76        97.74
Cash-Out Refinance        65          8,950,342       7.42         6.918          662           137,698        75.52        90.70
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================



                        Distribution by Occupancy Status

                                    Aggregate
                     Number Of      Principal     Pct Of Mort                                  Average     Weighted Avg
    Occupancy        Mortgage        Balance      Pool By Agg                   Weighted      Principal       Current      Pct Owner
     Status            Loans       Outstanding     Prin Bal     Gross Coupon    Avg FICO       Balance     Amortized LTV    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied          1001       $116,616,666      96.73%        6.214%         644         $ 116,500        89.69%      100.00%
Second Home               23          2,828,736       2.35         7.132          676           122,989        78.05         0.00
Non-Owner                 15          1,110,353       0.92         6.586          680            74,024        86.37         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================



                          Distribution by Property Type

                                    Aggregate                                                                 Weighted
                       Number Of    Principal     Pct Of Mort                                   Average     Avg Current
                       Mortgage      Balance      Pool By Agg      Gross        Weighted       Principal     Amortized     Pct Owner
   Property Type         Loans     Outstanding      Prin Bal       Coupon       Avg FICO        Balance         LTV        Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family
Residence                638       $ 73,214,092      60.73%        6.345%         646         $ 114,756        88.40%       96.30%
PUD                      242         30,312,115      25.14         5.888          645           125,257        92.18        98.47
Condominium              129         12,357,684      10.25         6.325          647            95,796        89.24        97.08
Two-Four Family           24          3,646,294       3.02         6.645          629           151,929        87.31        88.81
Townhouse                  4            563,147       0.47         6.803          621           140,787        85.57       100.00
Cooperative                2            462,422       0.38         6.351          677           231,211        87.77       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by State

                                     Aggregate                                                                Weighted
                       Number Of     Principal    Pct Of Mort                                  Average      Avg Current
                       Mortgage       Balance     Pool By Agg                 Weighted Avg    Principal      Amortized    Pct Owner
    State                Loans      Outstanding     Prin Bal    Gross Coupon      FICO         Balance          LTV       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Texas                      232     $ 22,348,390      18.54%        5.551%         640         $  96,329        92.61%      100.00%
Florida                    200       20,532,875      17.03         6.368          642           102,664        87.56        96.57
New Mexico                  77        7,847,012       6.51         6.108          635           101,909        94.73       100.00
Maryland                    59        7,569,024       6.28         6.270          636           128,289        90.38        98.74
California(Southern)        43        7,149,212       5.93         6.537          645           166,261        89.25       100.00
California(Northern)        32        6,034,774       5.01         6.242          659           188,587        88.34        95.79
North Carolina              50        5,867,047       4.87         6.143          641           117,341        90.77        92.50
Arizona                     46        5,301,066       4.40         6.518          647           115,241        92.11        95.58
Georgia                     41        5,211,736       4.32         6.469          643           127,116        90.23        97.78
District of Columbia        33        4,433,088       3.68         6.168          638           134,336        89.11       100.00
South Carolina              27        3,667,541       3.04         6.286          663           135,835        85.49        88.87
Others                     199       24,593,988      20.40         6.622          654           123,588        85.81        93.14
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,039     $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================



                            Distribution by Zip Code

                                     Aggregate                                                               Weighted
                      Number Of      Principal     Pct Of Mort                                  Average     Avg Current
                      Mortgage        Balance      Pool By Agg                 Weighted Avg    Principal     Amortized     Pct Owner
Zip Code                Loans       Outstanding     Prin Bal    Gross Coupon       FICO         Balance         LTV        Occupied
------------------------------------------------------------------------------------------------------------------------------------
87121                     43       $  4,259,772       3.53%        6.072%         637         $  99,064        95.21%      100.00%
77449                     18          1,823,879       1.51         5.313          635           101,327        95.14       100.00
77085                     13          1,195,337       0.99         5.342          635            91,949        92.07       100.00
77084                     11          1,129,058       0.94         5.047          663           102,642        95.18       100.00
87114                     10          1,080,488       0.90         6.214          604           108,049        95.92       100.00
77082                      9            959,513       0.80         5.325          655           106,613        93.82       100.00
20002                      7            949,882       0.79         6.317          659           135,697        91.38       100.00
20019                      7            796,904       0.66         6.193          653           113,843        86.44       100.00
77053                      8            795,476       0.66         5.221          631            99,435        93.80       100.00
77083                      8            790,191       0.66         5.309          637            98,774        95.65       100.00
Others                   905        106,775,255      88.57         6.307          646           117,984        88.78        96.31
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================



                  Distribution by Remaining Months to Maturity

                                     Aggregate
   Remaining          Number Of      Principal     Pct Of Mort                                 Average     Weighted Avg
   Months To          Mortgage        Balance      Pool By Agg                Weighted Avg    Principal       Current      Pct Owner
   Maturity             Loans       Outstanding     Prin Bal    Gross Coupon      FICO         Balance     Amortized LTV   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 180                   77       $  8,197,341       6.80%        6.169%         668         $ 106,459        78.51%       85.96%
181 - 240                 14          1,557,603       1.29         6.727          665           111,257        85.06       100.00
241 - 300                 40          4,552,104       3.78         7.078          657           113,803        81.16        93.87
301 - 360                908        106,248,707      88.13         6.202          642           117,014        90.64        97.64
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Age

                                     Aggregate                                                               Weighted
                      Number Of      Principal     Pct Of Mort                                 Average     Avg Current
                       Mortgage       Balance      Pool By Agg                   Weighted     Principal     Amortized     Pct Owner
     Age                Loans       Outstanding      Prin Bal    Gross Coupon    Avg FICO      Balance         LTV         Occupied
------------------------------------------------------------------------------------------------------------------------------------
0 - 6 Months             234       $ 28,437,168      23.59%        5.572%         653         $ 121,526        91.78%       97.22%
7 - 12 Months            438         48,252,765      40.03         5.933          644           110,166        91.65        97.68
13 - 18 Months           177         20,408,032      16.93         6.889          642           115,300        87.71        97.35
19 - 24 Months           115         14,538,979      12.06         6.904          644           126,426        85.53        94.87
25 - 30 Months            23          3,252,247       2.70         7.585          655           141,402        83.99        88.89
31 - 36 Months             6          1,238,214       1.03         7.732          604           206,369        73.73       100.00
37 - 42 Months             4            397,352       0.33         8.327          574            99,338        83.83       100.00
43+ Months                42          4,030,996       3.34         7.177          633            95,976        77.56        90.55
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                  1,039       $120,555,754     100.00%        6.239%         645         $ 116,031        89.39%       96.73%
====================================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.